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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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        RULE 14A-6(e)(2))
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[ ]     Soliciting Material Pursuant to Section 240.14a-12

                                    ICO, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ICO logo]                                                Corporate Headquarters
                                                    11490 Westheimer, Suite 1000
                                                            Houston, Texas 77077

NEWS RELEASE

TO:                                                      Contact: Jason Duran
                                                                  Al Pacholder
                                                         Phone:   281-721-4200
                                                         Fax:     281-721-4251
                                                         Website: www.icoinc.com
                                                         Pages:   1

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ICO ANNOUNCES PRELIMINARY RESULTS OF ANNUAL MEETING

                  Houston, TX, April 30, 2001 -- ICO, Inc. (NASDAQ: ICOC) announced today that IVS Associates, the inspector of elections at ICO's Annual Meeting of Stockholders held on April 25, 2001, has announced preliminary results of the election of directors. The preliminary results indicate that James D. Calaway, A. John Knapp and Charles T. McCord, III, nominees of Travis Street Partners, were elected as directors of ICO, and that the appointment of PricewaterhouseCoopers LLP as independent accountant was approved. Certification of the results is expected to take place shortly.

                  Dr. Al O. Pacholder, ICO's Chairman and CFO, said "Our goal will be to work together as a Board in the best interests of all of ICO's shareholders. We sincerely hope that the Travis Street nominees, if their election is certified by the inspector of elections, will approach their service as directors in the same manner."

         ICO's annual meeting of stockholders has been adjourned until 10:15 A.M. on Wednesday, May 2, 2001. The adjourned meeting, at which the only business will be the receipt of the final report of the inspector of elections, will be held at Baker Botts L.L.P., One Shell Plaza, 910 Louisiana, Suite 3800, Houston.

         ICO, Inc. serves the global petrochemical, energy and steel industries by providing high technology equipment and services for petrochemical processing and oilfield services.

         Statements regarding Petrochemical Processing Services group outlook, increases in exploration activity, increases in demand for services, as well as any other statements that are not historical facts in this release are forward-looking statements under applicable securities laws and involve certain risks, uncertainties and assumptions.
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These include but are not limited to, demand for the Company's services and products, business cycles and other conditions of the oil and gas and petrochemical industries, prices of commodities, acquisition risks, international risks, operational risks, and other factors detailed in the Company's Form 10-K for the fiscal year ended September 30, 2000, and its other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.